[PHOTO OMITTED]
                                          PHOTO OF MARIO J. CABELLI, CFA OMITTED

THE
GABELLI
GLOBAL
GROWTH
FUND

                                                                   ANNUAL REPORT
                                                               DECEMBER 31, 2001

                               [GRAPHIC OMITTED]
                            GRAPHIC OF FLAGS OMITTED

                         THE GABELLI GLOBAL GROWTH FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2001



TO OUR SHAREHOLDERS,

      Worldwide, with one exception, equity markets enjoyed a substantial recovery in the final three months of the year. Most markets actually bottomed on September 21, 2001 and had already begun their rebound by the end of the third quarter. The exception was Japan where the market fell to a new low.

      Among the larger developed markets outside the United States, those linked most closely to the Nasdaq Composite Index did best. Markets such as Sweden and her Scandinavian neighbors did well, since those markets have a high exposure to technology. Europe, as measured by the Dow Jones Stoxx Index, rose by 9.11%.

      Japan, as measured by the broadly based Topix Index, declined by 8.4% in dollar terms. In Yen, the index actually managed a small rise of less than 1%. Against the Yen, the dollar surged as Japan has decided to weaken its currency in an attempt to increase their export competitiveness. By the end of December, the Yen was trading at over 131 to the dollar. And since year-end, the Yen has fallen further. Indeed, the dollar appreciated in relation to most currencies both during the quarter and the year. During the quarter, the dollar appreciated by about 4% against the Euro, but by only just over 1% against Sterling. The performance of the dollar is very impressive. Usually, a country with a weakening economy, sharply lower interest rates and a large trade deficit enjoys the competitive advantages of a declining currency. Not so with the dollar. Why? Possibly because currencies move relative to one another and the dollar remains considerably more attractive than the alternatives, namely, the Euro and the Yen. But currencies tend to move in cycles and the dollar is likely to weaken from its current level.

      Emerging markets did best during the quarter. Some of the emerging markets did even better than U.S. technology shares. Korea rose by 44% and Taiwan appreciated by 51% during the quarter. Is there a message in the very high levels of volatility? Generally the higher the volatility or risk, the higher the risk premium investors will demand to hold equities. In short, if stocks rise and fall like a yo-yo, equity investors will tend to value stocks less highly.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)


                                                                      Quarter
                                                    -------------------------------------------
                                                   1st         2nd         3rd          4th           Year
                                                   ---         ---         ---          ---           ----
  2001:   Net Asset Value ....................... $18.10      $18.21      $13.87       $15.45        $15.45
          Total Return .......................... (11.1)%       0.6%      (23.8)%       11.4%        (24.2)%
--------------------------------------------------------------------------------------------------------------
  2000:   Net Asset Value ....................... $36.37      $31.46      $27.80       $20.37        $20.37
          Total Return ..........................   3.4%      (13.5)%     (11.6)%      (20.9)%       (37.5)%
--------------------------------------------------------------------------------------------------------------
  1999:   Net Asset Value ....................... $20.33      $23.52      $24.91       $35.17        $35.17
          Total Return ..........................  19.7%       15.7%        5.9%        47.4%        116.1%
--------------------------------------------------------------------------------------------------------------
  1998:   Net Asset Value ....................... $16.45      $17.39      $15.17       $16.99        $16.99
          Total Return ..........................  15.2%        5.7%      (12.8)%       21.4%         28.9%
--------------------------------------------------------------------------------------------------------------
  1997:   Net Asset Value ....................... $11.79      $13.72      $15.02       $14.28        $14.28
          Total Return ..........................   0.3%       16.4%        9.5%        10.9%         41.7%
--------------------------------------------------------------------------------------------------------------
  1996:   Net Asset Value ....................... $12.57      $13.40      $13.22       $11.75        $11.75
          Total Return ..........................   7.3%        6.6%       (1.3)%       (0.3)%        12.5%
--------------------------------------------------------------------------------------------------------------
  1995:   Net Asset Value ....................... $10.62      $11.28      $12.30       $11.72        $11.72
          Total Return ..........................   3.6%        6.2%        9.0%        (1.8)%        17.9%
--------------------------------------------------------------------------------------------------------------
  1994:   Net Asset Value .......................  $9.90       $9.97      $10.54       $10.25        $10.25
          Total Return ..........................  (1.0)%(b)    0.7%        5.7%        (2.8)%         2.5%(b)
--------------------------------------------------------------------------------------------------------------

                    Average Annual Returns (Class AAA Shares)
                    -----------------------------------------
                              December 31, 2001 (a)
                              ---------------------
1 Year .......................................... (24.15)%
5 Year ..........................................   13.35%
Life of Fund (b) ................................   12.54%

                                Dividend History
--------------------------------------------------------------------------------
Payment (ex) Date      Rate Per Share       Reinvestment Price
-----------------      --------------       ------------------
December 27, 2000         $1.590                  $20.06
December 27, 1999         $1.465                  $33.50
December 28, 1998         $1.385                  $16.56
December 31, 1997         $2.370                  $14.28
December 31, 1996         $1.436                  $11.75
December 29, 1995         $0.363                  $11.72

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class AAA Shares. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The investment results for the Fund's Class B and Class C Shares would be slightly lower due to the additional expenses associated with these classes of shares (exclusive of any front-end or contingent deferred sales charge).
(b) From  commencement  of  investment  operations  on February  7, 1994.  Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
--------------------------------------------------------------------------------

INVESTMENT PERFORMANCE

      For the fourth quarter ended December 31, 2001, The Gabelli Global Growth Fund's (the "Fund") Class AAA Shares' net asset value ("NAV") rose 11.39%. The Morgan Stanley Capital International ("MSCI") World Free Index of global equity markets and Lipper Global Fund Average rose 9.42% and 10.92% respectively, over the same period. The MSCI World Free Index is an unmanaged indicator of stock market performance, while the Lipper Average reflects the average performance of mutual funds classified in this particular category. The Fund declined 24.15% for 2001. The MSCI World Free Index and Lipper Global Fund Average declined 15.91% and 17.37%, respectively, over the same twelve-month period.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                THE GABELLI GLOBAL GROWTH FUND CLASS AAA SHARES,
     THE LIPPER GLOBAL FUND AVERAGE AND THE MORGAN STANLEY WORLD FREE INDEX

[GRAPHIC OMITTED]
EDGAR REPRESETATION OF DATA POINTS USED IN PRINTED GRAPHICS AS FOLLOWS:
         Gabelli Global     Lipper Global     MSCI World
           Growth Fund       Fund Average     Free Index
2/7/94       $10,000           $10,000         $10,000
12/94         10,250             9,835           9,849
12/95         12,080            11,214          11,766
12/96         13,590            13,042          13,319
12/97         19,257            14,743          15,316
12/98         24,828            16,857          18,681
12/99         53,643            22,939          23,691
12/00         30,564            20,583          20,387
12/01         23,183            17,008          17,143
* Past performance is not predictive of future performance.


      For the three-year period ended December 31, 2001, the Fund's total return averaged 0.81% annually, versus an average annual decline of 2.82% for the MSCI World Free Index and an average annual total return of 1.00% for the Lipper Global Fund Average, over the same period.

      For the five-year period ended December 31, 2001, the Fund's total return averaged 13.35% annually, versus average annual total returns of 5.18% and 5.73% for the MSCI World Free Index and Lipper Global Fund Average, respectively. Since inception on February 7, 1994 through December 31, 2001, the Fund had a cumulative total return of 154.41%, which equates to an average annual total return of 12.54%.

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

STRATEGY REVIEW

      The Gabelli Global Growth Fund was formed to take advantage of the exceptional investment opportunities that are evolving around the world. We strive to find reasonably valued businesses exhibiting creativity to adapt to the changing environment. Additionally, we look for solid franchises, ideally with unique copyrights that can add to overall value creation. And lastly, we seek a catalyst to unlock the underlying value of our investments.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of December 31, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

COMMENTARY

UNITED STATES

      By the end of the year, U.S. short-term interest rates stood at 1.75%. The Federal Reserve Board (the "Fed") has lowered rates an unprecedented eleven times in a twelve-month period. This was a signal to the markets that the monetary authorities remain committed to providing sufficient liquidity to help foster an economic recovery. And the markets reacted positively. Thus far the economic downturn has been fairly shallow. Looking ahead, the expected recovery may therefore be somewhat muted. Inventories have been pared substantially helped by robust auto sales due to the zero percent financing. So it is reasonable to expect a decent inventory swing.

      However, there are some headwinds that may prevent a strong recovery. First, the consumer has continued to spend with little respite and consumer debt levels are still quite high by historic standards. Second, business fixed investment, although depressed, is unlikely to bounce back sharply. Overcapacity in many sectors remains a concern. Although we expect an improvement in corporate profitability, it probably won't be sufficient to spur a major snap back in corporate investments, which tend to be closely correlated to corporate profits. Third, the dollar remains strong. This makes U.S. exports less competitive and foreign manufacturers have been able to gain market share in the U.S. market.

      In general, we believe merger and acquisition activity will accelerate in the year ahead. As is usually the case during recessions and bear markets, deal activity slowed considerably in 2001. Fewer deals get done when it is difficult to accurately assess a target company's intermediate-term revenue and profit prospects and/or confidently project the future value of an acquiring company's stock as deal currency. However, recessions and declining stock markets usually set the stage for accelerating merger and acquisition activity. The reason is simple -- there are more bargains available. Once the economic and market dust settles, these bargains tend to get snapped up in a hurry.

      Advertising-supported media stocks performed quite poorly this year until rallying strongly in the fourth quarter. With the general economic malaise, corporate advertising budgets were shrinking and revenues and earnings for media companies declined sharply. After September 11, everyone expected things to go from bad to worse. Amazingly, thanks to the courageous American consumer, the economy held up remarkably well, and although corporate advertising spending has not yet increased, investors began anticipating better days ahead and taking advantage of outstanding bargains. With the Salt Lake City Winter Olympics and America's patriotic fervor promising good ratings, broadcasters should get a shot in the arm. Also, with partisan politics rearing its ugly head over a fiscal stimulus package and control of the Senate up for grabs, we can expect mid-term election political advertising to be strong.


                    HOLDINGS BY GEOGRAPHIC REGION - 12/31/01

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC AS FOLLOWS:
United States        61.1%
Europe               16.6%
Japan                10.5%
Asia/Pacific Rim      4.3%
Latin America         4.0%
Canada                3.3%
South Africa          0.2%

We believe advertising supported earnings will surprise on the upside in the quarters ahead, helping sustain the strong rally we witnessed in the fourth quarter. Also, significant changes in Federal Communications Commission ("FCC") rules and policies have set the stage for another round of consolidation in the media sector.

EUROPE

      Europe has benefited from a weak Euro and this has helped to cushion the effects of the recent downturn. January 1, 2002 saw the introduction of the Euro in its physical form. Clearly this was a major event and its introduction was a technical success. During the next few months the legacy currencies will slowly be phased out. The introduction of the new currency actually resulted in a rounding up of prices, so the consumer price index did move up a little early in the New Year. We expect this to be temporary and inflation is likely to trend down in the coming months. This should provide scope for the European Central Bank, if economic conditions further deteriorate, to lower interest rates from their current level of 3.25%. The European Central Bank has not been nearly as aggressive as the Fed. Their more conservative approach probably reflects lingering concerns over inflation and the need to build credibility in the market place.

      The New Year also saw the abolition of corporate capital gains tax in Germany. The rate had been fifty percent on capital gains. This reform will enable German companies to sell long held stakes in other companies, many of which are non-strategic. We believe European markets offer good value with the potential for an increase in corporate transactions when confidence improves. We expect an improvement in corporate profits as demand picks up and companies benefit from cost cutting and lower input prices, including energy.

JAPAN

      Japan remains a major disappointment. Their newly elected prime minister, Mr. Koizumi, has been unable or unwilling to introduce any meaningful reforms, despite huge personal popularity. Meanwhile, the economy continues to deflate. Falling prices punish those in debt. The already weak banking system continues to receive body blows on a regular basis in the form of huge corporate bankruptcies. Mycal, a food retailer, recently went bankrupt and its debts were considered performing by its banks up to the day they declared bankruptcy. One solution would be to nationalize the banks, but that would weaken the life insurance industry, since companies in that sector own large equity stakes in many banks.

INVESTMENT SCORECARD

      Services conglomerate Cendant Corp., broadcaster Ackerely Group and electronics company Samsung posted solid gains for the year. The Fund's holdings in the retail sector, namely Blockbuster, Coach and Ross Stores, continued their rise in the fourth quarter and ended the year at the top of our performance list.

      On the other side of the spectrum, wireless holdings Nextel Communications and Vodafone Group negatively impacted performance for the year. Japanese stocks such as Nikko Cordial, Nippon Broadcasting and Benesse also disappointed.

LET'S TALK STOCKS

      The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time. The share prices of the following holdings are stated in U.S. dollar equivalent terms as of December 31, 2001.

AT&T WIRELESS SERVICES INC. (AWE - $14.37 - NYSE) is the third largest wireless provider in the US servicing about 17 million customers nationwide. Recently, AT&T Wireless became an independent company when it was converted from AT&T tracking stock to an asset-based stock and distributed to AT&T existing shareholders as part of a broader restructuring of AT&T. As a voice of confidence in the company strategy, a world leading wireless carrier NTT DoCoMo has recently acquired a 16% stake in AT&T Wireless for about $10 billion. Both companies will work together to replicate DoCoMo's phenomenal success in Japan with its i-mode broadband offering.

BANK OF IRELAND (BKIR.I - $9.46 - IRISH STOCK EXCHANGE) is one of the leading financial institutions in Ireland. The bank is a major beneficiary of the strong economic growth that Ireland is currently experiencing. Outside its home market, the company has expanded into the United Kingdom. Management has created a strong regional bank in the European context, with a dominant presence in the Irish savings market.

GLAXOSMITHKLINE PLC (GSK.L - $25.08 - LONDON STOCK EXCHANGE) is one of the world's premier health care companies. The company has a five percent share of the global pharmaceutical market with leadership positions in gastrointestinal, respiratory and viral infection therapies. Glaxo's best-known product, Zantac, has recently lost patent protection but other Glaxo drugs are experiencing rapid growth. One of the company's strengths is the effectiveness of their research and development effort and Glaxo remains on track to bring significant new medicines to the market during the next few years. Glaxo's merger with fellow U.K. health care concern SmithKline Beecham was completed in December 2000 and synergy benefits are now flowing to the bottom line.

GRUPO TELEVISA SA (TV - $43.18 - NYSE), headquartered in Mexico, is Latin America's dominant Spanish language media and broadcast company. The company has interests in television production and broadcasting, programming for pay television, direct-to-home ("DTH") satellite services, publishing and publishing distribution, cable television, radio broadcasting and production. The company also produces thousands of hours of television programming annually which it exports to over 21 countries including the United States. This large and expanding program library is exclusively available for U.S. distribution by Univision Communications (UVN - $40.46 - NYSE), a Spanish-language television broadcaster in the United States in which Grupo Televisa has as a 15% fully diluted equity stake.

HARMONY GOLD MINING CO. LTD. (HARJ.J - $6.54 - Johannesburg Stock Exchange) has graduated from a medium sized gold company to one of the world's largest with annual production of about 3.3 million ounces of gold. The company has developed a core competency in mining low-grade ore very efficiently. Harmony Gold has applied these skills to other poorly managed mines with great success. Because the company is unhedged (no short gold positions), any increase in the gold price will likely have a very positive impact on profits.

NEXTEL COMMUNICATIONS INC. (NXTL - $10.96 - NASDAQ) is the last remaining independent national wireless carrier in the U.S., servicing over 8 million mostly high-value business subscribers and controlling wireless licenses covering over 235 million people. Nextel International, a wholly-owned international subsidiary of Nextel, serves about 900,000 wireless customers in Latin America and has licenses covering over 230 million people in Brazil, Argentina, Mexico, Peru and Chile. Nextel offers a set of differentiated wireless products and caters primarily to business customers.

NOVARTIS AG (NOVN.VX - $36.14 - VIRT-X STOCK EXCHANGE) is one of the world's premier healthcare companies with over $20 billion in sales. Apart from pharmaceuticals, the company has important activities in generics, consumer health products, animal health, and eye care, through CIBA Vision. Management has moved the company's focus from life sciences to becoming a pure pharmaceutical business, and will divest certain non-core activities. The company has invested in marketing and sales ahead of a number of important product introductions. Novartis has about $8 billion of net cash that can be used for acquisitions and stock buy backs.

ROCHE HOLDING AG (ROCZG.VX - $71.37 - VIRT-X STOCK EXCHANGE) is primarily a pharmaceutical company that also operates in vitamins and fine chemicals, diagnostics, and flavors and fragrances. Pharmaceuticals make up approximately sixty percent of sales, vitamins and fine chemicals comprise approximately fifteen percent, diagnostics roughly nineteen percent and the balance is the flavors and fragrances business. Roche's pharmaceutical business should benefit from its strong pipeline as well as additional synergies from the Boehringer Mannheim acquisition.

TICKETMASTER (TMCS - $16.39 - NASDAQ) is a publicly traded subsidiary of USA Networks (USAI - $27.31 - Nasdaq) that dominates the online and offline ticketing market in the United States. The company also operates USA's local city guide business on the Internet and the match.com website, which is the number one destination for personal ads on the Internet.

VIVENDI  UNIVERSAL  SA  (EAUG.PA - $54.76 - Paris Stock  Exchange;  V - $53.79 -
NYSE) recently completed its merger with Canal Plus, of France, and Seagram, of Canada, thus creating a global communications and entertainment powerhouse. Vivendi now owns wireless and wireline communications companies, European cable and satellite assets, Havas Publishing, Seagram's former Universal Film, Music, and Entertainment divisions and a varied assortment of internet investments. The firm recently announced two large deals. First, Vivendi will invest $1.5 billion in Echostar Communications (DISH - $27.47 - Nasdaq) and launch several new channels on Echostar's DISH Direct Broadcast Satellite ("DBS") network. Second, it will acquire the filmed entertainment and cable channel business of USA
Networks Inc. (USAI - $27.31 - Nasdaq). Vivendi has now locked in U.S. distribution for its massive film libraries at Universal Studios and at France's Canal Plus.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.
                         WHO                       WHEN
                         ---                       ----
      Special Chats:     Mario J. Gabelli          First Monday of each month
                         Howard Ward               First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                         FEBRUARY                             MARCH                              APRIL
                         --------                             -----                              -----
      1st Wednesday      Charles Minter & Martin Weiner       Henry van der Eb                   Susan Bryne
      2nd Wednesday      Ivan Arteaga                         Walter Walsh & Laura Linehan       Lynda Calkin
      3rd Wednesday      Tim O'Brien                          Tim O'Brien                        Caesar Bryan
      4th Wednesday      Barbara Marcin                       Barbara Marcin                     Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS e-mail newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      We continue to focus our attention on leading companies in developed countries outside the United States. Our investments are concentrated in companies with a solid market position, a strong financial position and motivated management. We believe that over the long term investing in excellent companies at a reasonable price is likely to result in superior investment returns. Investor confidence remains fragile in the aftermath of Argentina's default and the Enron collapse, but history tells us that the best opportunities are usually available when confidence is low.

      The Fund's daily net asset value is available in the  financial  press and
each   evening   after  6:00  PM   (Eastern   Time)  by  calling   1-800-GABELLI
(1-800-422-3554). The Fund's Nasdaq symbol is GICPX. Please call us during the business day for further information.
                                   Sincerely,
    /S/ SIGNATURE                                      /S/ SIGNATURE
    MARC GABELLI                                       CAESAR BRYAN
    Team Portfolio Manager                             Team Portfolio Manager



    /S/ SIGNATURE                                      /S/ SIGNATURE
    A. HARTSWELL WOODSON, III                          TIMOTHY P. O'BRIEN, CFA
    Team Portfolio Manager                             Team Portfolio Manager


                                  /S/ SIGNATURE
                                  IVAN ARTEAGA, CFA
                                  Team Portfolio Manager
February 10, 2001

--------------------------------------------------------------------------------
                                SELECTED HOLDINGS
                                DECEMBER 31, 2001
                                -----------------

    AT&T Wireless Services Inc.              Nextel Communications Inc.
    Bank of Ireland                          Novartis AG
    GlaxoSmithKline plc                      Roche Holdings AG
    Grupo Televisa SA                        Ticketmaster
    Harmony Gold Mining Co. Ltd.             Vivendi Universal SA
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Average Annual Returns -- December 31, 2001 (a)
                 -----------------------------------------------

                                   Class AAA Shares       Class A Shares        Class B Shares       Class C Shares
                                   ----------------       --------------        --------------       --------------
  1 Year .........................      (24.15)%             (24.05)%              (24.63)%             (24.60)%
                                                             (28.41)%(c)           (29.26)%(d)          (25.53)%(d)
  5 Year .........................       13.35%               13.38%                13.14%               13.08%
                                                              12.04%(c)             12.96%(d)            13.08%(d)
  Life of Fund (b) ...............       12.54%               12.56%                12.40%               12.37%
                                                              11.72%(c)             12.40%(d)            12.37%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. The Class AAA Shares' net asset values are used to calculate performance for the periods prior to the issuance of Class A Shares, Class B Shares and Class C Shares on March 2, 2000, May 5, 2000 and March 12, 2000, respectively. The actual performance for the Class B Shares and Class C Shares would have been lower due to the additional expenses associated with these Classes of shares. (b) Performance is calculated from inception of Class AAA Shares on February 7, 1994. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.
--------------------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                           MARKET
     SHARES                                   COST          VALUE
     ------                                  -----         ------

              COMMON STOCKS -- 87.8%
              ADVERTISING -- 0.0%
     31,000   CMGI Inc.+ ................. $     50,530  $     50,530
                                           ------------  ------------
              AEROSPACE -- 0.4%
     14,550   Lockheed Martin Corp. ......      670,027       679,048
                                           ------------  ------------
              AGRICULTURE -- 1.1%
    134,925   Archer-Daniels-Midland Co. .    1,969,039     1,936,174
                                           ------------  ------------
              AUTOMOTIVE -- 1.3%
    100,275   Delphi Automotive
               Systems Corp. .............    1,369,175     1,369,756
     40,000   Toyota Motor Corp. .........    1,367,030     1,013,277
                                           ------------  ------------
                                              2,736,205     2,383,033
                                           ------------  ------------
              BROADCASTING -- 3.9%
     52,200   Ackerley Group Inc.+ .......      520,263       913,500
    112,000   Nippon Broadcasting
               System Inc. ...............    4,335,051     2,990,997
     86,661   NRJ Group ..................    1,219,377     1,615,750
    100,000   On Command Corp.+ ..........      837,500       305,000
        500   Reuters Group plc ..........        6,562         4,949
     66,400   Young Broadcasting Inc.,
               Cl. A+ ....................    2,390,400     1,191,880
                                           ------------  ------------
                                              9,309,153     7,022,076
                                           ------------  ------------
              BUSINESS SERVICES -- 1.5%
    132,500   Cendant Corp.+ .............    1,946,860     2,598,325
                                           ------------  ------------
              CABLE -- 5.3%
     90,000   Cablevision Systems
               Corp., Cl. A+ .............    4,803,957     4,270,500
  1,023,375   NTL Inc.+ ..................    6,427,641       961,972
     70,000   Rainbow Media Group+ .......      867,754     1,729,000
    501,000   UnitedGlobalCom Inc., Cl. A+   10,565,230     2,505,000
                                           ------------  ------------
                                             22,664,582     9,466,472
                                           ------------  ------------
              COMMUNICATIONS EQUIPMENT -- 2.0%
    254,425   Furukawa Electric Co. Ltd. .    1,341,674     1,351,136
     25,575   L-3 Communications
               Holdings Inc.+ ............    1,681,262     2,301,750
                                           ------------  ------------
                                              3,022,936     3,652,886
                                           ------------  ------------
              COMPUTER SOFTWARE AND SERVICES -- 0.7%
     18,600   Microsoft Corp.+ ...........    1,264,614     1,232,250
                                           ------------  ------------
              CONSUMER PRODUCTS -- 2.3%
     13,675   Henkel KGaA ................      798,460       773,170
     99,900   Marzotto SpA ...............      791,070       802,317
     14,000   Nintendo Co. Ltd. ..........    2,048,652     2,451,549
                                           ------------  ------------
                                              3,638,182     4,027,036
                                           ------------  ------------


                                                           MARKET
     SHARES                                   COST          VALUE
     ------                                  -----         ------

              CONSUMER SERVICES -- 5.0%
    550,000   Ticketmaster, Cl. B+ ....... $  8,638,884  $  9,014,500
                                           ------------  ------------
              DIVERSIFIED INDUSTRIAL -- 2.0%
      6,000   Technip - Coflexip .........      821,353       801,339
     48,000   Tyco International Ltd. ....    2,713,320     2,827,200
                                           ------------  ------------
                                              3,534,673     3,628,539
                                           ------------  ------------
              EDUCATIONAL SERVICES -- 0.4%
     30,100   Benesse Corp. ..............      859,887       780,864
                                           ------------  ------------
              ELECTRONICS -- 7.4%
     91,375   Fujitsu Ltd. ...............      672,726       665,129
     23,575   Kyocera Corp. ..............    1,550,535     1,537,970
     21,725   Murata Manufacturing Co. Ltd.   1,357,845     1,302,903
     43,000   Nikon Corp. ................      368,985       331,047
      9,800   Rohm Co. Ltd. ..............    1,291,098     1,271,921
     18,570   Samsung Electronics Co. Ltd.    3,004,971     3,944,446
     17,150   Samsung Electronics Co.
               Ltd., GDR(b) ..............    1,955,100     1,984,255
     39,375   Sony Corp. .................    2,821,650     1,799,605
    118,000   Toshiba Corp. ..............      409,025       405,158
                                           ------------  ------------
                                             13,431,935    13,242,434
                                           ------------  ------------
              ENERGY AND UTILITIES -- 2.8%
     52,000   BP plc .....................      402,740       404,139
     60,000   Devon Energy Corp. .........    2,857,306     2,319,000
     60,900   Eni SpA ....................      757,095       763,473
     79,925   Stolt Offshores S.A.+ ......      666,407       703,967
      5,400   Total Fina Elf SA ..........      761,086       771,209
                                           ------------  ------------
                                              5,444,634     4,961,788
                                           ------------  ------------
              ENTERTAINMENT -- 10.6%
    106,000   EMI Group plc ..............      665,137       550,757
    148,000   Fox Kids Europe NV+ ........    1,586,309     1,515,421
     98,200   Grupo Televisa SA, ADR+ ....    3,958,816     4,240,276
        560   Hudson Soft Co, Ltd.+ ......        3,425         3,077
    250,875   Liberty Media Corp., Cl. A+     2,459,155     3,512,250
    150,000   Publishing & Broadcasting Ltd.    873,242       752,475
    100,000   Shaw Brothers
               (Hong Kong) Ltd. ..........       92,261        92,333
    490,000   SMG plc ....................    1,661,136     1,080,426
     62,500   USA Networks Inc.+ .........    1,688,275     1,706,875
     40,000   Viacom Inc., Cl. B+ ........      544,082     1,766,000
     52,250   Vivendi Universal SA+ ......    2,840,697     2,861,115
     16,000   Vivendi Universal SA, ADR ..    1,012,250       860,640
                                           ------------  ------------
                                             17,384,785    18,941,645
                                           ------------  ------------
              EQUIPMENT AND SUPPLIES -- 0.5%
     62,150   THK Co. Ltd. ...............    1,219,266       906,690
                                           ------------  ------------






                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                           MARKET
     SHARES                                   COST          VALUE
     ------                                  -----         ------

              COMMON STOCKS -- (CONTINUED)
              FINANCIAL SERVICES -- 3.7%
    185,800   Banca Monte dei Paschi
               di Siena SpA .............. $    670,528  $    463,210
    161,375   Bank of Ireland ............    1,503,892     1,527,367
      4,400   Converium Holding AG+ ......      217,533       213,866
     46,250   Irish Life & Permanent
               plc, Dublin ...............      476,078       469,451
     19,075   Lehman Brothers
               Holdings Inc. .............    1,241,040     1,274,210
     24,500   Merrill Lynch & Co. Inc. ...    1,279,493     1,276,940
    292,300   Nikko Cordial Corp. ........    1,285,176     1,304,712
                                           ------------  ------------
                                              6,673,740     6,529,756
                                           ------------  ------------
              FOOD AND BEVERAGE -- 1.3%
     19,000   Beghin-Say+ ................      696,184       690,220
     41,125   Coca-Cola Femsa SA, ADR ....      838,950       825,379
     35,550   Pepsi Bottling Group Inc. ..      854,305       835,425
                                           ------------  ------------
                                              2,389,439     2,351,024
                                           ------------  ------------
              HEALTH CARE -- 3.8%
     24,375   Bayer AG ...................      769,831       776,965
      6,402   Boiron SA ..................      401,240       399,013
     35,000   GlaxoSmithKline plc ........      994,790       877,687
     49,700   Novartis AG ................    1,911,194     1,796,072
     17,525   Roche Holding AG ...........    1,405,908     1,250,813
     38,625   Takeda Chemical
               Industries Ltd. ...........    1,572,407     1,747,645
                                           ------------  ------------
                                              7,055,370     6,848,195
                                           ------------  ------------
              INDEX FUNDS -- 0.5%
     21,150   Nasdaq-100 Index
               Tracking Stock+ ...........      845,789       822,946
                                           ------------  ------------
              METALS AND MINING -- 0.7%
     53,175   Harmony Gold Mining Co. Ltd.      301,481       347,999
     38,525   Pohang Iron & Steel Co.
               Ltd., ADR .................      870,114       886,075
                                           ------------  ------------
                                              1,171,595     1,234,074
                                           ------------  ------------
              PUBLISHING -- 1.5%
    516,425   Independent News &
               Media plc, Dublin .........    1,129,079       965,607
    213,700   PRIMEDIA Inc.+ .............    2,826,316       929,595
    112,938   United Business Media plc ..    1,140,414       788,983
                                           ------------  ------------
                                              5,095,809     2,684,185
                                           ------------  ------------


                                                           MARKET
     SHARES                                   COST          VALUE
     ------                                  -----         ------

              RETAIL -- 2.0%
     64,975   Blockbuster Inc., Cl. A .... $    635,559  $  1,637,370
     29,200   Coach Inc.+ ................      797,574     1,138,216
     25,550   Ross Stores Inc. ...........      848,181       819,644
                                           ------------  ------------
                                              2,281,314     3,595,230
                                           ------------  ------------
              SATELLITE -- 0.5%
    299,700   Loral Space &
               Communications Ltd.+ ......      855,823       896,103
                                           ------------  ------------
              TELECOMMUNICATIONS: BROADBAND -- 0.0%
    134,000   United Pan-Europe
               Communications NV, Cl. A+ .      740,648        62,041
                                           ------------  ------------
              TELECOMMUNICATIONS: LOCAL -- 4.4%
     45,600   AT&T Canada Inc.+ ..........      880,114     1,376,061
     61,700   AT&T Canada Inc., Cl. B+ ...    1,694,094     1,862,723
    116,800   Rogers Communications
               Inc., Cl. B+ ..............      787,535     1,986,594
     55,000   Verizon Communications .....    2,931,693     2,610,300
                                           ------------  ------------
                                              6,293,436     7,835,678
                                           ------------  ------------
              TELECOMMUNICATIONS: LONG DISTANCE -- 5.3%
    135,000   AT&T Corp. .................    2,473,338     2,448,900
    544,000   BT Group plc+ ..............    2,067,956     2,003,114
        970   KDDI Corp. .................    4,394,889     1,813,292
    117,450   Sprint Corp. - FON Group ...    2,487,853     2,358,396
     60,000   WorldCom Inc. - MCI Group ..      894,915       762,000
                                           ------------  ------------
                                             12,318,951     9,385,702
                                           ------------  ------------
              TELECOMMUNICATIONS: NATIONAL -- 3.1%
    220,000   Broadwing Inc.+ ............    2,153,946     2,090,000
     43,925   Deutsche Telekom AG ........      746,501       754,819
    111,150   Telefonica SA ..............    1,509,536     1,487,450
     90,000   WorldCom Inc. - WorldCom
               Group+ ....................    1,279,017     1,267,200
                                           ------------  ------------
                                              5,689,000     5,599,469
                                           ------------  ------------
              WIRELESS COMMUNICATIONS -- 13.8%
    168,970   AT&T Wireless Services Inc.+    2,453,139     2,428,099
    167,200   Centennial Cellular Corp.,
               Cl. A+ ....................    2,409,597     1,712,128
      5,000   Dobson Communications Corp.,
                Cl. A+ ...................       52,130        42,700
    290,225   Filtronic plc ..............    1,878,355     1,514,294
    132,025   Leap Wireless International
               Inc.+ .....................    2,531,438     2,768,564
  1,622,225   mm02 plc+ ..................    2,037,994     2,042,271
    231,650   Nextel Communications Inc.,
               Cl. A+ ....................    2,053,910     2,538,884
     18,100   Rogers Wireless
               Communications Inc.+ ......      219,045       260,797






                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 2001
--------------------------------------------------------------------------------

                                                           MARKET
     SHARES                                   COST          VALUE
     ------                                  -----         ------

              COMMON STOCKS -- (CONTINUED)
              WIRELESS COMMUNICATIONS -- (CONTINUED)
     92,100   Rogers Wireless
               Communications Inc.,
               Cl. B+ .................... $  1,228,133  $  1,340,055
     37,425   Rural Cellular Corp.,
               Cl. A+ ....................    1,023,508       832,706
    144,875   Sprint Corp. - PCS Group+ ..    2,802,086     3,536,399
      5,825   Telemig Celular
               Participacoes SA, ADR .....      212,623       219,137
     27,525   Telephone & Data
               Systems Inc. ..............    2,616,813     2,470,369
     30,700   United States Cellular
               Corp.+ ....................    1,905,742     1,389,175
    604,175   Vodafone Group plc .........    1,589,343     1,580,585
                                           ------------  ------------
                                             25,013,856    24,676,163
                                           ------------  ------------
              TOTAL COMMON STOCKS ........  174,210,962   157,044,856
                                           ------------  ------------

              PREFERRED STOCKS -- 0.9%
              BUSINESS SERVICES -- 0.0%
     34,000   MindArrow Systems Inc.,
               Pfd., Ser. C,+(a) .........      850,000       56,440
                                           ------------  ------------
              PUBLISHING -- 0.7%
     48,640   News Corp. Ltd., Pfd., ADR .    1,073,252     1,287,014
                                           ------------  ------------
              TELECOMMUNICATIONS -- 0.2%
      3,096   Broadwing Inc.,
               6.750% Cv. Pfd., Ser. B ...       96,131       105,264
      4,000   TDS Capital I,
               8.500% Pfd. ...............      100,700       100,240
      4,000   TDS Capital II,
               8.040% Pfd. ...............      100,113        99,200
                                           ------------  ------------
                                                296,944       304,704
                                           ------------  ------------
              TOTAL PREFERRED STOCKS .....    2,220,196     1,648,158
                                           ------------  ------------
  PRINCIPAL
    AMOUNT
  ---------
              CORPORATE BONDS -- 0.0%
              ENTERTAINMENT -- 0.0%
    $50,000   USA Networks Inc.,
               Sub. Deb. Cv.,
               7.000%, 07/01/03 .......... $     47,412  $     49,750
                                           ------------  ------------
    SHARES
     -----
              WARRANTS -- 0.0%
              BUSINESS SERVICES -- 0.0%
      9,444   MindArrow Systems Inc.,
               expire 08/03/05+(a) .......            0             0
                                           ------------  ------------


  PRINCIPAL                                                MARKET
    AMOUNT                                   COST          VALUE
  ---------                                  -----         ------

              U.S. GOVERNMENT OBLIGATIONS -- 26.2%
$46,886,000   U.S. Treasury Bills,
               1.645% to 1.735%++,
               01/03/02 to 03/21/02 ...... $ 46,784,152  $ 46,787,424
                                           ------------  ------------
              TOTAL
               INVESTMENTS -- 114.9% ..... $223,262,722   205,530,188
                                           ============
              OTHER ASSETS AND
               LIABILITIES (NET) -- (14.9)% ...........   (26,680,336)
                                                         ------------
              NET ASSETS -- 100.0% ....................  $178,849,852
                                                         ============
  --------------
              For Federal tax purposes:
              Aggregate cost ..........................  $231,709,502
                                                         ============
              Gross unrealized appreciation ...........  $ 11,623,229
              Gross unrealized depreciation ...........   (37,802,543)
                                                         ------------
              Net unrealized appreciation/(depreciation)
                                                         $(26,179,314)
                                                         ============
  --------------
  (a)    Security  fair  valued  under  procedures  established  by the Board of
         Directors.
  (b) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2001, the market value of Rule 144A securities amounted to $1,984,255 or 0.011% of total net assets.
   +     Non-income producing security.
  ++     Represents annualized yield at date of purchase.
  ADR  - American Depositary Receipt.
  GDR  - Global Depositary Receipt.

                                     % OF
                                    MARKET         MARKET
    GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
    --------------------------      ------         ------
    North America .................  64.4%     $132,312,156
    Europe ........................  16.6%       34,134,473
    Japan .........................  10.5%       21,676,970
    Asia/Pacific Rim ..............   4.3%        8,946,599
    Latin America .................   4.0%        8,111,991
    South Africa ..................   0.2%          347,999
                                    ------     ------------
                                    100.0%     $205,530,188
                                    ======     ============


                 See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2001
--------------------------------------------------------------------------------

ASSETS:
   Investments, at value (Cost $223,262,722) ..............  $205,530,188
   Cash and foreign currency, at value
     (Cost $15,145,177) ...................................    15,198,728
   Receivable for investment sold .........................    26,756,531
   Receivable for Fund shares sold ........................       244,040
   Dividends, interest and reclaims receivable ............         7,006
   Other assets ...........................................         5,175
                                                             ------------
   TOTAL ASSETS ...........................................   247,741,668
                                                             ------------
LIABILITIES:
   Payable for investments purchased ......................    64,861,628
   Payable for Fund shares redeemed .......................     3,595,872
   Payable for investment advisory fees ...................       157,802
   Payable for distribution fees ..........................        39,618
   Other accrued expenses .................................       236,896
                                                             ------------
   TOTAL LIABILITIES ......................................    68,891,816
                                                             ------------
   NET ASSETS applicable to 11,572,832
     shares outstanding ...................................  $178,849,852
                                                             ============
NET ASSETS CONSIST OF:
   Capital stock, at par value ............................  $     11,573
   Additional paid-in capital .............................   253,893,664
   Accumulated net realized loss on investments
     and foreign currency transactions ....................   (57,266,522)
   Net unrealized depreciation on investments
     and foreign currency transactions ....................   (17,788,863)
                                                             ------------
   TOTAL NET ASSETS .......................................  $178,849,852
                                                             ============
SHARES OF CAPITAL STOCK:
   CLASS AAA:
   Shares of capital stock outstanding
     ($0.001 par value) ...................................    11,554,968
                                                             ============
   Net Asset Value, offering and redemption
     price per share ......................................        $15.45
                                                                   ======
   CLASS A:
   Shares of capital stock outstanding
     ($0.001 par value) ...................................        10,531
                                                                   ======
   Net Asset Value and redemption
     price per share ......................................        $15.47
                                                                   ======
   Maximum offering price per share
     (NAV / 0.9425, based on maximum sales charge
     of 5.75% of the offering price at
     December 31, 2001) ...................................        $16.41
                                                                   ======
   CLASS B:
   Shares of capital stock outstanding
     ($0.001 par value) ...................................         3,729
                                                                    =====
   Net Asset Value and offering price per share ...........        $15.30 (a)
                                                                   ======
   CLASS C:
   Shares of capital stock outstanding
     ($0.001 par value) ...................................         3,604
                                                                    =====
   Net Asset Value and offering price per share ...........        $15.26 (a)
                                                                   ======
   (a)  Redemption price varies based on length of time held.



STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2001
--------------------------------------------------------------------------------

INVESTMENT INCOME:
   Dividends (net of foreign taxes of $91,731) ............  $  1,488,391
   Interest ...............................................       468,367
                                                             ------------
   TOTAL INVESTMENT INCOME ................................     1,956,758
                                                             ------------
EXPENSES:
   Investment advisory fees ...............................     2,353,889
   Distribution fees ......................................       589,395
   Interest expense .......................................       364,019
   Shareholder services fees ..............................       375,113
   Shareholder communications expenses ....................       173,887
   Custodian fees .........................................       117,128
   Registration fees ......................................        66,722
   Legal and audit fees ...................................        44,143
   Directors' fees ........................................         8,451
   Miscellaneous expenses .................................        16,202
                                                             ------------
   TOTAL EXPENSES .........................................     4,108,949
                                                             ------------
   NET INVESTMENT LOSS ....................................    (2,152,191)
                                                             ------------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
   Net realized loss on investments
     and foreign currency transactions ....................   (54,348,819)
   Net change in unrealized depreciation
     on investments and foreign
     currency transactions ................................    (5,826,236)
                                                             ------------
   NET REALIZED AND UNREALIZED LOSS ON
     INVESTMENTS AND FOREIGN CURRENCY
     TRANSACTIONS .........................................   (60,175,055)
                                                             ------------
   NET DECREASE IN NET ASSETS
     RESULTING FROM OPERATIONS ............................  $(62,327,246)
                                                             ============


                 See accompanying notes to financial statements.

                         THE GABELLI GLOBAL GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED          YEAR ENDED
                                                                               DECEMBER 31, 2001   DECEMBER 31, 2000
                                                                               -----------------   -----------------
OPERATIONS:
  Net investment loss. ........................................................  $ (2,152,191)      $  (4,288,005)
  Net realized gain (loss) on investments
    and foreign currency transactions .........................................   (54,348,819)         14,838,043
  Net change in unrealized depreciation of
    investments and foreign currency transactions .............................    (5,826,236)       (192,054,956)
                                                                                 ------------       -------------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................   (62,327,246)       (181,504,918)
                                                                                 ------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments
    Class AAA .................................................................            --         (14,456,923)
    Class A ...................................................................            --             (12,537)
    Class B ...................................................................            --              (4,042)
    Class C ...................................................................            --              (1,367)
                                                                                 ------------       -------------
                                                                                           --         (14,474,869)
                                                                                 ------------       -------------
  In excess of net realized gain on investments
    Class AAA .................................................................            --          (4,260,694)
    Class A ...................................................................            --              (3,695)
    Class B ...................................................................            --              (1,191)
    Class C ...................................................................            --                (403)
                                                                                 ------------       -------------
                                                                                           --          (4,265,983)
                                                                                 ------------       -------------
  Paid-in capital
    Class AAA .................................................................            --          (1,380,100)
    Class A ...................................................................            --              (1,197)
    Class B ...................................................................            --                (386)
    Class C ...................................................................            --                (131)
                                                                                 ------------       -------------
                                                                                           --          (1,381,814)
                                                                                 ------------       -------------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS .........................................            --         (20,122,666)
                                                                                 ------------       -------------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ...................................................................   (30,768,473)         25,253,510
  Class A .....................................................................       (18,300)            373,702
  Class B .....................................................................            41             109,108
  Class C .....................................................................        48,144              37,895
                                                                                 ------------       -------------
  Net increase (decrease) in net assets from capital share transactions .......   (30,738,588)         25,774,215
                                                                                 ------------       -------------
  NET DECREASE IN NET ASSETS ..................................................   (93,065,834)       (175,853,369)
NET ASSETS:
  Beginning of period .........................................................   271,915,686         447,769,055
                                                                                 ------------       -------------
  End of period ...............................................................  $178,849,852       $ 271,915,686
                                                                                 ============       =============


                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Growth Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is capital appreciation. The Fund commenced investment operations on February 7, 1994. Prior to January 13, 2000, the Fund's name was The Gabelli Global Interactive Couch Potato[R] Fund.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded in the U.S.
over-the-counter market for which market quotations are readily available are valued at the last quoted sale price on that exchange or market as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors so determines, by such other method as the Board of Directors shall determine in good faith, to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Portfolio securities primarily traded on foreign markets are generally valued at the preceding closing values of such securities on their respective exchanges. Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors determines such does not reflect the securities fair value, in which case these securities will be valued at their fair value as determined by the Board of Directors. Debt instruments having a maturity greater than 60 days for which market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At December 31, 2001, there were no repurchase agreements.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At December 31, 2001, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

SECURITIES SOLD SHORT. A short sale involves selling a security which the Fund does not own. The proceeds received for short sales are recorded as liabilities and the Fund records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. The Fund records a realized gain or loss when the short position is closed out. By entering into a short sale, the Fund bears the market risk of an unfavorable change in the price of the security sold short. Dividends on short sales are recorded as an expense by the Fund on the ex-dividend date and interest expense is recorded on the accrual basis.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency,

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------


they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and long term capital gain distributions are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States.These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

For the year ended December 31, 2001, reclassifications were made to decrease accumulated net investment loss for $2,152,191 and increase accumulated net realized loss on investments and foreign currency transactions for $458,694 with an offsetting adjustment to additional paid-in capital.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Classes. Such allocations are made on the basis of each Class' average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

As of December 31, 2001, the components of accumulated earnings/(losses) on a tax basis were as follows:

             Accumulated capital loss carryforwards ......  $(48,819,742)
             Net unrealized depreciation .................   (26,235,643)
                                                            ------------
             Total accumulated loss ......................  $(75,055,385)
                                                            ============

The Fund has a net capital loss carryforward for Federal income tax purposes at December 31, 2001 of $48,819,742. This capital loss carryforward is available to reduce future distributions of net capital gains to shareholders through 2009.

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") for each class of shares pursuant to Rule 12b-1 under the 1940 Act. For the year ended December 31, 2001, the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $587,654 and $510 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under each Plan. Class B and Class C Shares incurred distribution costs of $695 and $536, respectively, or 1.00% of average daily net assets, the annual limitation under each Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the year ended December 31, 2001, other than short term securities, aggregated $225,374,269 and $262,901,122, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 2001, the Fund paid brokerage commissions of $49,300 to Gabelli & Company, Inc. and its affiliates.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings outstanding at December 31, 2001.

The average daily amount of borrowings outstanding within the year ended December 31, 2001 was $3,934,811 with a related weighted average interest rate of 5.13%. The maximum amount borrowed at any time during the year ended December 31, 2001 was $23,500,000.

THE GABELLI GLOBAL GROWTH FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

8. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA shares). The New Share Classes were offered to the public as of March 1, 2000. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

9. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                              YEAR ENDED                        YEAR ENDED
                                                          DECEMBER 31, 2001                 DECEMBER 31, 2000
                                                    -----------------------------     -----------------------------
                                                       SHARES          AMOUNT            SHARES        AMOUNT
                                                    ------------  ---------------     ------------  ---------------
                                                               CLASS AAA                         CLASS AAA
                                                    -----------------------------     -----------------------------
Shares sold                                          66,163,401   $ 1,136,949,607      42,845,666   $ 1,278,745,921
Shares issued upon reinvestment of dividends             (6,149)         (122,640)        942,692        18,916,532
Shares redeemed                                     (67,935,391)   (1,167,595,440)    (43,186,668)   (1,272,408,943)
                                                    -----------   ---------------     -----------   ---------------
    Net increase (decrease)                          (1,778,139)  $   (30,768,473)        601,690   $    25,253,510
                                                    ===========   ===============     ===========   ===============

                                                                CLASS A                         CLASS A(A)
                                                    -----------------------------     -----------------------------
Shares sold                                               1,107   $        18,858          11,103   $       359,662
Shares issued upon reinvestment of dividends                 --                --             869            17,425
Shares redeemed                                          (2,404)          (37,158)           (144)           (3,385)
                                                    -----------   ---------------     -----------   ---------------
    Net increase (decrease)                              (1,297)  $       (18,300)         11,828   $       373,702
                                                    ===========   ===============     ===========   ===============

                                                                CLASS B                         CLASS B(A)
                                                    -----------------------------     -----------------------------
Shares sold                                                 420   $         7,301           4,078   $       115,851
Shares issued upon reinvestment of dividends                 --                --             281             5,618
Shares redeemed                                            (506)           (7,260)           (545)          (12,361)
                                                    -----------   ---------------     -----------   ---------------
    Net increase (decrease)                                 (86)  $            41           3,814   $       109,108
                                                    ===========   ===============     ===========   ===============

                                                                CLASS C                         CLASS C(A)
                                                    -----------------------------     -----------------------------
Shares sold                                               3,231   $        62,145          78,320   $     1,853,266
Shares issued upon reinvestment of dividends                 --                --              76             1,504
Shares redeemed                                            (898)          (14,001)        (77,125)       (1,816,875)
                                                    -----------   ---------------     -----------   ---------------
    Net increase                                          2,333   $        48,144           1,271   $        37,895
                                                    ===========   ===============     ===========   ===============

(a) From commencement of offering on March 1, 2000.

THE GABELLI GLOBAL GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------



Selected data for a share of capital stock outstanding throughout each period:

                                           INCOME
                                FROM INVESTMENT OPERATIONS                                       DISTRIBUTIONS
                          ---------------------------------------  -------------------------------------------------------------
                                             Net                                                          In Excess
               Net Asset     Net        Realized and     Total                  In Excess       Net         of Net
  Period         Value,   Investment     Unrealized       from         Net       of Net      Realized      Realized
   Ended       Beginning    Income     Gain (Loss) on  Investment  Investment  Investment     Gain on       Gain on    Paid-in-
December 31    of Period    (Loss)       Investments   Operations    Income      Income     Investments   Investments  Capital
-----------    ---------  ----------   --------------  ----------  ----------  ----------   -----------   -----------  --------
CLASS AAA
   2001         $20.37     $ (0.16)       $ (4.76)      $ (4.92)        --          --            --            --         --
   2000          35.17       (0.29)        (12.92)       (13.21)        --          --        $(1.14)       $(0.34)    $(0.11)
   1999          16.99       (0.13)         19.77         19.64         --      $(0.00)(b)     (1.46)           --         --
   1998          14.28        0.11           3.98          4.09     $(0.11)         --         (1.23)        (0.04)        --
   1997          11.75       (0.07)          4.97          4.90         --          --         (2.37)           --         --
CLASS A
   2001          20.37       (0.16)         (4.74)        (4.90)        --          --            --            --         --
   2000(a)       38.80       (0.28)        (16.56)       (16.84)        --          --         (1.14)        (0.34)     (0.11)
CLASS B
   2001          20.30       (0.29)         (4.71)        (5.00)        --          --            --            --         --
   2000(a)       38.80       (0.46)        (16.45)       (16.91)        --          --         (1.14)        (0.34)     (0.11)
CLASS C
   2001          20.24       (0.28)         (4.70)        (4.98)        --          --            --            --         --
   2000(a)       38.80       (0.46)        (16.51)       (16.97)        --          --         (1.14)        (0.34)     (0.11)

[TABLE CONTINUED]


              DISTRIBUTIONS                     RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
              -------------            --------------------------------------------------------------
                                                                 Net
                            Net Asset           Net Assets    Investment      Operating
  Period                     Value,               End of     Income (Loss)   Expenses to    Portfolio
   Ended          Total      End of    Total      Period      to Average     Average Net    Turnover
December 31   Distributions  Period    Return+  (in 000's)    Net Assets     Assets (c)(d)    Rate
-----------   ------------- ---------  -------  ----------   -------------   -------------  ---------
CLASS AAA
   2001              --      $15.45    (24.2)%   $178,575       (0.91)%          1.75%         102%
   2000          $(1.59)      20.37    (37.5)     271,572       (0.95)           1.60           93
   1999           (1.46)      35.17     116.1     447,769       (0.85)           1.58           63
   1998           (1.38)      16.99      28.9      73,999       (0.66)           1.66          105
   1997           (2.37)      14.28      41.7      40,558       (0.61)           1.78           68
CLASS A
   2001              --       15.47     (24.1)        163       (0.91)           1.75          102
   2000(a)        (1.59)      20.37     (43.3)        241       (0.95)(e)        1.60(e)        93
CLASS B
   2001              --       15.30     (24.6)         57       (1.66)           2.50          102
   2000(a)        (1.59)      20.30     (43.5)         77       (1.70)(e)        2.35(e)        93
CLASS C
   2001              --       15.26     (24.6)         55       (1.66)           2.50          102
   2000(a)        (1.59)      20.24     (43.7)         26       (1.70)(e)        2.35(e)        93

--------------------------------

  + Total return  represents  aggregate  total return of a  hypothetical  $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a) From commencement of offering on March 1, 2000.
(b) Amount represents less than $0.005 per share.
(c) The Fund incurred interest expense during the period ended December 31, 2001 and 2000. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.59% and 1.49% (Class AAA), 1.59% and 1.49% (Class A), 2.34% and 2.24% (Class B) and 2.34% and 2.24%
    (Class C), respectively.
(d) The Fund incurred interest expense during the years ended December 31, 1999, 1998 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.55%, 1.63% and 1.64%, respectively.
(e) Annualized.

                 See accompanying notes to financial statements.

THE GABELLI GLOBAL GROWTH FUND
REPORT OF GRANT THORNTON LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

Shareholders and Board of Directors of
The Gabelli Global Growth Fund

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The Gabelli Global Growth Fund (one of the series constituting Gabelli Global Series Funds, Inc.) as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Gabelli Global Growth Fund of Gabelli Global Series Funds, Inc. at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


New York, New York
February 15, 2002                                    /S/ GRANT THORNTON, LLP

THE GABELLI GLOBAL GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below. The Fund's Statement of Additional Information includes additional information about Gabelli Global Growth Fund's Directors and is available, without charge, upon request, by calling 1-800-GABELLI (1-800-422-3554) or by writing to Gabelli Global Growth Fund at One Corporate Center, Rye, NY 10580.

                           TERM OF        NUMBER OF
                          OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)          LENGTH OF        COMPLEX
    ADDRESS 1                TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
    AND AGE                SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                HELD BY DIRECTOR
-----------------         ----------     -------------      -----------------------              -------------------
INTERESTED DIRECTORS 3:
--------------------
MARIO J. GABELLI          Since 1993          21        Chairman of the Board and Chief         Director of Morgan Group
Director, President and                                 Executive Officer of Gabelli Asset      Holdings, Inc. (transportation
Chief Investment Officer                                Management Inc. and Chief Investment    services); Vice Chairman of
Age: 59                                                 Officer of Gabelli Funds, LLC and       Lynch Corporation
                                                        GAMCO Investors, Inc.; Chairman         (diversified manufacturing)
                                                        and Chief Executive Officer of Lynch
                                                        Interactive Corporation (multimedia
                                                        and services)

JOHN D. GABELLI           Since 1993           9        Senior Vice President of Gabelli &                --
Director                                                Company, Inc. Director of Gabelli
Age: 57                                                 Advisers, Inc.

KARL OTTO POHL            Since 1993          30        Member of the Shareholder Committee of  Director of Gabelli Asset
Director                                                Sal Oppenheim Jr. & Cie (private        Management Inc.(investment
Age: 72                                                 investment bank); Former President of   management); Chairman,
                                                        the Deutsche Bundesbank and Chairman    Incentive Capital and
                                                        of its Central Bank Council             Incentive Asset Management
                                                        (1980-1991)                             (Zurich); Director at Sal
                                                                                                Oppenheim Jr. & Cie, Zurich

NON-INTERESTED DIRECTORS:
-------------------------
E. VAL CERUTTI            Since 2001           7        Chief Executive Officer of Cerutti      Director of Lynch
Director                                                Consultants, Inc.; Former President     Corporation
Age: 62                                                 and Chief Operating Officer of Stella
                                                        D'oro Biscuit Company (through 1992);
                                                        Adviser, Iona College School of
                                                        Business

ANTHONY J. COLAVITA       Since 1993          32        President and Attorney at Law in the              --
Director                                                law firm of Anthony J. Colavita, P.C.
Age: 66

ARTHUR V. FERRARA         Since 2001           9        Formerly, Chairman of the Board and     Director of The Guardian
Director                                                Chief Executive Officer of The          Life Insurance Company of
Age: 71                                                 Guardian Life Insurance Company of      America; Director of The
                                                        America from January 1993 to December   Guardian Insurance &
                                                        1995; President, Chief Executive        Annuity Company, Inc.,
                                                        Officer and a Director prior thereto    Guardian Investor Services
                                                                                                Corporation, and 5 mutual
                                                                                                funds within the Guardian
                                                                                                Fund Complex

WERNER J. ROEDER, MD      Since 1993          26        Medical Director of Lawrence Hospital             --
Director                                                and practicing private physician
Age:  61

ANTHONIE C. VAN EKRIS     Since 1993          17        Managing Director of BALMAC             Director of Spinnaker
Director                                                International, Inc.                     Industries, Inc.
Age: 67

THE GABELLI GLOBAL GROWTH FUND
ADDITIONAL FUND INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

                           TERM OF        NUMBER OF
                          OFFICE AND     FUNDS IN FUND
NAME, POSITION(S)          LENGTH OF        COMPLEX
    ADDRESS 1                TIME         OVERSEEN BY       PRINCIPAL OCCUPATION(S)              OTHER DIRECTORSHIPS
    AND AGE                SERVED 2        DIRECTOR         DURING PAST FIVE YEARS                HELD BY DIRECTOR
-----------------         ----------     -------------      -----------------------              -------------------
OFFICERS:
---------
BRUCE N. ALPERT           Since 1993          --        Executive Vice President and Chief                --
Vice President and Treasurer                            Operating Officer of Gabelli Funds,
Age: 50                                                 LLC since 1988 and an officer of all
                                                        mutual funds advised by Gabelli Funds,
                                                        LLC and its affiliates.  Director and
                                                        President of Gabelli Advisers, Inc.

JAMES E. MCKEE            Since 1995          --        Vice President, General Counsel and               --
Secretary                                               Secretary of Gabelli Asset Management
Age: 38                                                 Inc. since 1999 and GAMCO Investors,
                                                        Inc. since 1993; Secretary of all
                                                        mutual funds advised by Gabelli
                                                        Advisers, Inc. and Gabelli Funds, LLC


1 Address: One Corporate Center, Rye, NY 10580, unless otherwise noted.

2 Each Director  will hold office for an  indefinite  term until the earliest of
  (i) the next meeting of shareholders if any, called for the purpose of considering the election or re-election of such Director and until the election and qualification of his or her successor, if any, elected at such meeting, or (ii) the date a Director resigns or retires, or a Director is removed by the Board of Directors or shareholders, in accordance with the Company's By-Laws and Articles of Incorporation.

3 "Interested person" of the Company as defined in the Investment Company Act of 1940. Messrs. M. Gabelli, J. Gabelli and Pohl are each considered an "interested person" because of their affiliation with Gabelli Funds, LLC which acts as the Company's investment adviser.

                        Gabelli Global Series Funds, Inc.
                         THE GABELLI GLOBAL GROWTH FUND
                              One Corporate Center
                            Rye, New York 10580-1422
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
                (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA           John D. Gabelli
CHAIRMAN AND CHIEF              SENIOR VICE PRESIDENT
INVESTMENT OFFICER              GABELLI & Company, Inc.
GABELLI ASSET MANAGEMENT INC.

E. Val Cerutti                  Karl Otto Pohl
CHIEF EXECUTIVE OFFICER         FORMER PRESIDENT
CERUTTI CONSULTANTS, INC.       DEUTSCHE BUNDESBANK

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

Arthur V. Ferrara               Anthonie C. van Ekris
FORMER CHAIRMAN AND             MANAGING DIRECTOR
CHIEF EXECUTIVE OFFICER         BALMAC INTERNATIONAL, INC.
GUARDIAN LIFE INSURANCE
COMPANY OF AMERICA


                          OFFICERS
Mario J. Gabelli, CFA           James E. McKee
PRESIDENT AND CHIEF             SECRETARY
INVESTMENT OFFICER

Bruce N. Alpert
VICE PRESIDENT AND TREASURER


                         DISTRIBUTOR
                   Gabelli & Company, Inc.

        CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
             State Street Bank and Trust Company

                        LEGAL COUNSEL
          Skadden, Arps, Slate, Meagher & Flom LLP


--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB442Q401SR